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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  JANUARY 1, 1997

                               PINKERTON'S, INC.
              (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   1-11841                    13-5318100
(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)            File Number)             Identification No.)


      15910 VENTURA BOULEVARD, SUITE 900, ENCINO, CALIFORNIA  91436-2810
             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code:  (818) 380-8800
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective on January 1, 1997, Pinkerton's, Inc. (the "Registrant") acquired all of the capital stock of WKD Security GmbH, a German company with its registered office in Bisingen, Germany and its principal business office in Bisinger Berg, 72336 Bisingen, registered in the Commercial Register of Hechingen under HRB 300 ("WKD"). The Registrant acquired the stock through a German partnership organized for that purpose, the partners of which are German subsidiary companies that are ultimately wholly owned by the Registrant. WKD provides security officer services and transports cash and valuable goods and will continue to conduct these businesses.

     The Registrant paid consideration for the WKD capital stock of DM 35 million ($22.7 million). In addition, the acquisition agreement provides for the sellers to receive a distribution from WKD of three fourths of WKD's 1996 profits. The amount of consideration was negotiated between the Registrant and WKD's stockholders. In negotiating the consideration, the Registrant considered projected rates of return on investment, the strategic significance of the acquisition, the management experience of WKD personnel, the tax effects of the transaction, and other factors. Of the DM 35 million paid by the Registrant, DM
17.5 million was from working capital and DM 17.5 million was borrowed under the Registrant's unsecured revolving credit facility for which Citicorp USA Inc. serves as agent.

     The capital stock of WKD was acquired from its three stockholders: Ms. Alexandra von Rohr, Dr. Alard von Rohr and the Stiftung fur Kriminalpravention - Klaus Stullenberg - gemeinnutzige GmbH (a charitable trust or foundation).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The financial statements and pro forma financial information required by this item are not included in this initial report. They will be provided by filing an amendment to this report as soon as practicable after they become available, but no later than March 18, 1997.

     (c)  Exhibits.

          See Exhibit Index.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PINKERTON'S, INC.

Date: January 16, 1997           By: /s/ James P. McCloskey
                                     ----------------------
                                     James P. McCloskey
                                     Executive Vice President and
                                     Chief Financial Officer

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                                 EXHIBIT INDEX

     2.1 Share Purchase and Assignment Agreement dated October 10, 1996 by and among WKD Pinkerton Security Services GmbH & Co. KG and Ms. Alexandra von Rohr, Dr. Alard von Rohr and Stiftung fur Kriminalpravention - Klaus Stullenberg - gemeinnutzige GmbH.

     23.1  Consent of KPMG Peat Marwick LLP.*

     27.1 Financial Data Schedule.*



     ___________
     *    To be filed by amendment.

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